Exhibit 99.2
                              C.F.O. Certification




                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report of Crescent Moon, Inc. (Formerly Cherokee Investments, Inc.) on Form 10-QSB for the period ending May 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert Denome, Chief Executive Officer (acting Chief Financial Officer) of the Company, certify, pursuant to 18 U.S.C. ss 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



 /s/ Robert Denome
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Robert Denome
Chief Executive Officer
(Acting Chief Financial Officer)
September 3, 2002